- --------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                            Reported) June 28, 1996


     FINANCIAL ASSET SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of June 17, 1996, which forms FASCO Auto Trust 1996-1, which will issue the FASCO Auto Trust 1996-1 Asset Backed Certificates).


                         FINANCIAL ASSET SECURITIES CORP.
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      333-1548                   06-1442101
- ------------------------------      -----------           ------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                           06830
- -----------------------------                                  ---------
(Address of Principal                                         (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------

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

Item 5.  Other Events.
- ----     ------------

Incorporation of Certain Documents by Reference
- -----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16,
1993), Financial Asset Securities Corp. (the "Registrant") will incorporate by reference the financial statements of Financial Security Assurance, Inc., into the Registrant's registration statement (File No. 333-1548). The financial statements will be referred to in the prospectus supplement relating to FASCO Auto Trust 1996-1. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 1.

Item 7.   Financial Statements, Pro Forma Financial
- ----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     1.   Consent of Coopers & Lybrand L.L.P.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Brian Bernard
                                  ----------------------------
                                  Brian Bernard




Dated:  June 28, 1996

                                 Exhibit Index
                                 -------------

Exhibit                                            Page
- -------                                            ----

1.   Consent of Coopers & Lybrand L.L.P.


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